SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       October 31, 2012
                        Date of Report
              (Date of Earliest Event Reported)

             SADDLETREE ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    000-54723               00-0000000
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                     215 Apolena Avenue
               Newport Beach, California 92662
           (Address of Principal Executive Offices)

                        202-387-5400
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    On October 31, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Go Green Smokeless Oil International Inc.
and filed such change with the State of Delaware.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             SADDLETREE ACQUISITION CORPORATION


Date: October 31, 2012       /s/  James Cassidy
                                President